Exhibit 10.42

AMENDMENT NO. 4 TO FINANCING AGREEMENT

This AMENDMENT NO. 4 TO FINANCING AGREEMENT, dated as of December 28, 2021 (this “Amendment”), is made by and among BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD., a BVI business company limited by shares incorporated under the laws of the British Virgin Islands with company number 1792178 (the “Company” or “BVI Borrower”), BIOHAVEN PHARMACEUTICALS, INC., a corporation organized under the laws of Delaware (“US Borrower” and, together with BVI Borrower, the “Borrowers”, and each individually, a “Borrower”), the Guarantors party hereto, the Lenders party hereto (constituting the Required Lenders), and SIXTH STREET SPECIALTY LENDING, INC., a Delaware corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers are party to that certain Financing Agreement, dated as of August 7, 2020, with certain Subsidiaries of BVI Borrower from time to time party thereto (the “Guarantors”), the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Financing Agreement”), pursuant to which the Lenders have made Loans to the Borrowers which remain outstanding.

WHEREAS, pursuant to and in accordance with Section 10.5 of the Financing Agreement, the Loan Parties have requested that the Administrative Agent and the Lenders make the amendments to the Financing Agreement as set forth herein and in the Fee Letter, and the Administrative Agent and the Lenders signatory hereto (collectively constituting the Required Lenders) are willing to so amend the Financing Agreement and the Fee Letter on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2. Amendments to Financing Agreement. In reliance upon the representations and warranties made by the Loan Parties set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 3 hereof, the Financing Agreement is hereby amended on the Effective Date (as defined below) as follows:

(a)New Defined Terms in Section 1.1: Definitions. Section 1.1 of the Financing Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order as follows:

“Amendment No. 4” means that certain Amendment No. 4 to Financing Agreement, dated as of the Amendment No. 4 Effective Date, by and among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent.

“Amendment No. 4 Effective Date” means December 28, 2021.

“Amendment No. 4 Security Confirmation (BVI)” means a BVI law security confirmation deed in relation to the Equitable Share Mortgages, the Fixed and Floating Charges and the Amendment No. 2 Security Confirmation (BVI), dated the Amendment No. 4 Effective Date, duly executed by the Company, BHVN Therapeutics, BHVN CGRP and the Administrative Agent.

“Amendment No. 4 Security Confirmation (Ireland)” means an Irish law security confirmation deed in relation to the Debenture, the Debenture 2021, the Share Charge (BHVN Bio Ireland), the Share Charge (BHVN Bio Ireland) 2021, the Share Charge (BHVN Pharma Ireland) and the Share Charge (BHVN Pharma Ireland) 2021, dated the Amendment No. 4 Effective Date, duly executed by the Irish Loan Parties, BHVN Therapeutics, the Company and the Administrative Agent.

(b)Amendments to Section 1.1: Definitions.    Section 1.1 of the Financing Agreement is hereby amended by amending and restating each of the following defined terms as follows:

“2021 Delayed Draw Term Loan Commitment Termination Date” means the earliest to occur of (a) the date the Term Loan Commitments are permanently reduced to zero pursuant to Section 2.1(a), (b) the date of the termination of the 2021 Delayed Draw Term Loan Commitments pursuant to Section 8.2, and (c) June 30, 2022.

“Collateral Documents (BVI)” means the Equitable Share Mortgages, the Fixed and Floating Charges, the Amendment No. 1 Security Confirmation (BVI), the Amendment No. 2 Security Confirmation (BVI), the Amendment No. 4 Security Confirmation (BVI) and all other instruments, documents and agreements governed by the laws of the British Virgin Islands and delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of such Loan Party as security for the Obligations, in each case, as such Collateral Documents (BVI) may be amended or otherwise modified from time to time.

“Collateral Documents (Ireland)” means the Debenture, the Share Charge (BHVN Pharma Ireland), the Share Charge (BHVN Bio Ireland), the Debenture 2021, the Share Charge (BHVN Pharma Ireland) 2021, the Share Charge (BHVN Bio Ireland) 2021, the Amendment No. 1 Security Confirmation (Ireland), the Amendment No. 2 Security Confirmation (Ireland), the Amendment No. 4 Security Confirmation (Ireland) and all other instruments, documents and agreements governed by the laws of Ireland and delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of such Loan Party as security for the Obligations, in each case, as such Collateral Documents may be amended or otherwise modified from time to time.

“Fee Letter” means the Third Amended and Restated Fee Letter, dated December 28, 2021, among the Loan Parties and Administrative Agent.

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Administrative Agent, of each of the following conditions precedent (the date such conditions are fulfilled (or waived) is hereinafter referred to as the “Effective Date”):

(a)Representations and Warranties; No Event of Default. (i) The representations and warranties set forth in Section 4 hereof shall be true and accurate; and (ii) as of the date hereof, no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated herein that would constitute an Event of Default or a Default.

(b)Execution of Loan Documents. The Administrative Agent shall have received:

(i)a counterpart to this Amendment, duly executed by each Loan Party and the Lenders constituting the Required Lenders;

(ii)a counterpart to the Fee Letter, duly executed by each Loan Party;

(iii)the Amendment No. 4 Security Confirmation (BVI), duly executed by the parties thereto; and

(iv)the Amendment No. 4 Security Confirmation (Ireland), duly executed by the parties thereto.

(c)Secretary’s or Director’s Certificate. The Administrative Agent shall have received a Secretary’s or Director’s Certificate for each Loan Party (i) confirming that there has been no change to any Organizational Document of such Loan Party since the Organizational Documents delivered to the Administrative Agent on the Amendment No. 2 Effective Date, (ii) confirming that there has been no change to any incumbency certificate since the incumbency certificate delivered to the Administrative Agent on the Amendment No. 2 Effective Date, (iii) attaching a copy of the resolutions of the Board of Directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, the Fee Letter and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Effective Date, certified as of the Effective Date by its secretary, assistant secretary or a director as being in full force and effect without modification or amendment; (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Effective Date, (v) a registered agent’s certificate from the registered agent of each Loan Party incorporated in the British Virgin Islands dated no more than one month prior to the Amendment No. 4 Effective Date together with certified copies of such Loan Party’s register of directors, register of members and register of charges (if any); and (vi) such other documents as the Administrative Agent may reasonably request.

(d)Governmental Authorizations and Consents. Each Loan Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by this Amendment and the other Loan Documents and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by this Amendment or the other Loan Documents and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

(e)Payment of Fees, Etc. The Borrowers shall have paid on or before the Effective Date all fees, costs and expenses then payable by the Borrowers pursuant to the Loan Documents.

4.     Representations and Warranties. Each Loan Party represents and warrants as follows: (i) the representations and warranties contained in ARTICLE IV of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date and (ii) no Default or Event of Default (x) shall have occurred and be continuing on the Effective Date or (y) would result from this Amendment becoming effective in accordance with its terms or from the consummation of the transactions contemplated herein.

5. Reaffirmation and Confirmation. Each Loan Party hereby (a) acknowledges and reaffirms its obligations as set forth in each Loan Document, as modified hereby, (b) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to it (including each guarantee and indemnity) set forth in each Loan Document, as modified hereby, which remain in full force and effect, and (c) confirms, ratifies and reaffirms that the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the Loan Documents, as modified hereby, in all of its right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and the Lien created under such Loan Documents is and shall remain unimpaired and continue to constitute a First Priority Lien on, and security interest in, all such right, title and interests (subject to Permitted Liens) in favor of the Administrative Agent, for the benefit of the Secured Parties, with the same force, effect and priority in effect both immediately prior to and after entering into this Amendment.

6.Miscellaneous.

(a)Continued Effectiveness of the Financing Agreement and the Other Loan Documents. Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment No. 4 Effective Date (i) all references in the Financing Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as modified by this Amendment, and (ii) all references in the other Loan Documents to the “Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as modified by this Amendment. To the extent that the Financing Agreement or any other Loan Document purports to pledge to the Administrative Agent, or to grant to the Administrative Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Administrative Agent and the Lenders under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document, nor constitute a waiver by the Administrative Agent or any Lender of any Default or Event of Default, whether now existing or hereafter arising.

(b)Reserved.

(c)Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(d)Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

(e)Costs and Expenses. Company agrees to pay promptly all fees, costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment.

(f)Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement, as amended hereby. Accordingly, it shall be an Event of Default under the Financing Agreement, as amended hereby if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment, which representation or warranty is (x) subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any respect when made or deemed made, or (y) not subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any material respect when made or deemed made or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(g)Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(i)Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AMENDMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS CLAUSE (I). IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.,
as a Borrower

By:	/s/ Vlad Coric, M.D.
Vladimir Coric
Director

BIOHAVEN PHARMACEUTICALS, INC.,
as a Borrower

By:	/s/ Vlad Coric, M.D.
Vladimir Coric
President

BIOHAVEN BIOSCIENCE IRELAND LIMITED,
as a Guarantor Subsidiary

By:	/s/ John Gleeson
John Gleeson
Director
BIOHAVEN THERAPEUTICS LTD,
as a Guarantor Subsidiary

By:	/s/ Vlad Coric, M.D.
Vladimir Coric
President

BIOHAVEN PHARMACEUTICAL IRELAND DESIGNATED ACTIVITY COMPANY,
as a Guarantor Subsidiary

By:	/s/ John Gleeson
John Gleeson
Director
BIOHAVEN CGRP IP LTD,
as a Guarantor Subsidiaty

By:	/s/ Vlad Coric, M.D.
Vladimir Coric
Director

KLEO PHARMACEUTICALS, INC.,
as a Guarantor Subsidiary

By:	/s/ Vlad Coric, M.D.
Vladimir Coric
President
Signature Page to Amendment No. 4 to Financing Agreement

SIXTH STREET SPECIALTY LENDING, INC.,
as Administrative Agent and a Lender

By:	/s/ Joshua Easterly
Joshua Easterly
Title: Chief Executive Officer

TAO TALENTS, LLC,
as a Lender

By:	/s/ Joshua Peck
Joshua Peck
Title: Vice President
Signature Page to Amendment No. 4 to Financing Agreement